Condensed Statement of Operations - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Statement [Abstract]
Revenue	$ 13,125
Direct cost of revenue
Gross Margin	13,125
Operating Expenses
General and administrative	296,644	4,515
Depreciation and amortization
Total Operating Expenses	296,644	4,515
Profit (Loss) from Operations	(283,519)	(4,515)
Other Income (Expense)
Warrant expense	(6,584,280)
Other
Total Other Income (Expense)	(6,584,280)
Net Profit (Loss) Before Taxes	(6,867,799)	(4,515)
Income Tax (Provision) Benefit
Net Profit (Loss)	$ (6,867,799)	$ (4,515)
(Loss) per Common Share - Basic	$ (0.34)	$ (0.01)
(Loss) per Common Share - Dilutive	$ (0.34)	$ (0.01)
Weighted Average Shares Outstanding:
Basic	19,955,846	626,989
Dilutive	19,955,846	626,989